UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2024
___________________________

Autonomix Medical, Inc.
(Exact name of registrant as specified in its charter)
___________________________

Delaware	001-41940	47-1607810
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

21 Waterway Avenue, Suite 300
The Woodlands, TX 77380
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 588-6150

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	AMIX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                                         ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2024, the Compensation Committee (the “Committee”) of the Board of Directors (“Board”) of Autonomix Medical, Inc. (the “Company”) approved the following compensation items:

(i) the annual salary for Walter Klemp, the Company’s Executive Chair was decreased to $150,000; the annual salary for Trent Smith, the Company’s Chief Financial Officer, was increased to $285,000; and the annual salary for Landy Toth, the Company’s Chief Technology Officer was decreased to $137,500;

(ii) the following cash bonuses for the fiscal year ended March 31, 2024 were approved: Lori Bisson, the Company’s Chief Executive Officer and President during the fiscal year ended March 31, 2024 - $150,000; Trent Smith - $74,250, the Company’s Chief Financial Officer; and Dr. Robert Schwartz, the Company’s Chief Medical Officer - $35,000; and

(iii) the following option grants for the fiscal year ended March 31, 2024 were approved (each option had a term of ten year, an exercise price equal to $1.3280, the 5-day average closing price of our common stock as of June 20, 2024, and vest in four equal annual installments: Lori Bisson – option to purchase 377,221 shares; Walter Klemp – option to purchase 175,452 shares; Trent Smith – option to purchase 228,087 shares; Robert Schwartz – option to purchase 263,178 shares; and Landy Toth– option to purchase 175,452 shares.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONOMIX MEDICAL, INC.

By:	/s/ Trent Smith
Trent Smith
Chief Financial Officer

Dated: June 21, 2024